UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2017 (January 9, 2017)

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WESTERN REFINING, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-32721	20-3472415
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 West Mills Avenue, Suite 200 El Paso, Texas 79901
(Address of principal executive office) (Zip Code)

(915) 534-1400
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed, on November 16, 2016, Western Refining, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tesoro Corporation, a Delaware corporation (“Tesoro”), Tahoe Merger Sub 1, Inc., a Delaware corporation and wholly owned subsidiary of Tesoro (“Merger Sub 1”), and Tahoe Merger Sub 2, LLC, a Delaware limited liability company and wholly owned subsidiary of Tesoro (“Merger Sub 2”), pursuant to which (i) Merger Sub 1 will merge with and into the Company (the “First Merger” and, if a second merger election is not made, the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Tesoro and, (ii) if a second merger election is made, the surviving company of the First Merger will merge with and into Merger Sub 2 immediately following the effective time of the First Merger, with Merger Sub 2 being the surviving company in the second merger (the second merger, to the extent it is effected, being, together with the First Merger, the “Merger”).

On December 8, 2016, Tesoro and the Company filed their respective notification and report forms under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), with the Antitrust Division of the Department of Justice (the “DOJ”) and the United States Federal Trade Commission (the “FTC”), which triggered the start of the HSR Act waiting period. The statutory waiting period was originally scheduled to expire on January 9, 2017. Effective January 9, 2017, as permitted by the Merger Agreement, Tesoro voluntarily withdrew its HSR Act notification to provide the FTC an extension beyond the initial 30-day HSR Act waiting period to conduct its review. On January 11, 2017, Tesoro re-filed its HSR Act notification with the FTC and DOJ. The new waiting period under the HSR Act will expire on February 10, 2017, unless the DOJ or FTC grants early termination of the HSR Act waiting period or formally requests additional information concerning the Merger.

Completion of the Merger remains subject to the approval of Tesoro’s and the Company’s stockholders and other customary closing conditions, including (i) Tesoro’s registration statement on Form S-4 having become effective under the Securities Act of 1933, (ii) the Tesoro shares issuable in connection with the First Merger having been approved for listing on the New York Stock Exchange, subject to official notice of issuance, (iii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Act, (iv) the absence of any governmental order or law prohibiting the consummation of the Merger or the other transactions contemplated by the Merger Agreement and (v) there not having been imposed a burdensome condition in connection with the expiration or termination of the waiting period applicable under the Hart-Scott-Rodino Act.

FORWARD LOOKING STATEMENTS

This communication contains certain statements that are “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “may,” “will,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future,” “potential,” “intend,” “plan,” “assume,” “believe,” “forecast,” “look,” “build,” “focus,” “create,” “work” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the proposed Merger. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example, the expected timing and likelihood of completion of the proposed Merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed Merger that could reduce anticipated benefits or cause the parties to abandon the transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the possibility that stockholders of Tesoro may not approve the issuance of new shares of common stock in the Merger or that stockholders of the Company may not approve the Merger Agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Tesoro’s common stock or the Company’s common stock, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Tesoro and the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies, the risk that the combined company may not buy back shares, the risk of the amount of any future dividend Tesoro may pay, and other factors. All such factors are difficult to predict and are beyond our control, including those detailed in Tesoro’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and registration statement on Form S-4 filed with the SEC on December 14, 2016, as amended (the “Form S-4”) that are available on Tesoro’s website at http://www.tsocorp.com and on the SEC’s website at http://www.sec.gov, and those detailed in the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on the Company’s website at http://www.wnr.com and on the SEC website at http://www.sec.gov. Tesoro’s and the Company’s forward-looking statements are based on assumptions that Tesoro and the Company believe to be reasonable but that may not prove to be accurate. Tesoro and the Company undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances that occur, or which we become aware of, except as required by applicable law or regulation. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

No Offer or Solicitation:

This communication relates to a proposed business combination between the Company and Tesoro. This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It:

This communication may be deemed to be solicitation material in respect of the proposed transaction between Tesoro and the Company. In connection with the proposed transaction, Tesoro has filed the Form S-4, containing a preliminary joint proxy statement/prospectus of Tesoro and the Company and the Company and/or Tesoro may file one or more additional proxy statements, registration statements, proxy statement/prospectus or other documents with the SEC. This communication is not a substitute for the proxy statement, registration statement, proxy statement/prospectus or any other documents that Tesoro or the Company may file with the SEC or send to stockholders in connection with the proposed transaction. STOCKHOLDERS OF TESORO AND THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE FORM S-4 AND ANY OTHER PROXY STATEMENT(S), REGISTRATION STATEMENT(S) AND/OR PROXY STATEMENT/PROSPECTUS(ES), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The Form S-4 has not yet become effective. After the Form S-4 is declared effective by the SEC, Tesoro and the Company will each file with the SEC a definitive joint proxy statement/prospectus, and each of Tesoro and the Company will file other documents with respect to the proposed transaction. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of the Company and/or Tesoro, as applicable. Investors and security holders will be able to obtain copies of these documents, including the proxy statement/prospectus, and other documents filed with the SEC (when available) free of charge at the SEC’s website, http://www.sec.gov. Copies of documents filed with the SEC by the Company will be made available free of charge on the Company’s website at http://www.wnr.com or by contacting the Company’s Investor Relations Department by phone at 602-286-1530 or 602-286-1533. Copies of documents filed with the SEC by Tesoro will be made available free of charge on Tesoro’s website at http://www.tsocorp.com or by contacting Tesoro’s Investor Relations Department by phone at 210-626-6000.

Participants in the Solicitation:

Tesoro and its directors and executive officers, and the Company and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Tesoro’s common stock and the Company’s common stock in respect of the proposed transaction. Information about the directors and executive officers of Tesoro is set forth in the proxy statement for Tesoro’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on March 22, 2016, and in the other documents filed after the date thereof by Tesoro with the SEC. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2016 Annual Meeting of Shareholders, which was filed with the SEC on April 22, 2016, and in the other documents filed after the date thereof by the Company with the SEC. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.

By:   /s/ Karen B. Davis

Name: Karen B. Davis

Title: Executive Vice President and Chief Financial Officer

Dated: January 12, 2017